Exhibit 10.68

P93000082736

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer

Office Use Only

500338285705

FILED
20 FEB -6 PM 1:05

FEB - 7 2020

Sunshine State Corporate Compliance Company

3458 Lakeshore Drive, Tallahassee, Florida 32312
(850) 656-4724

DATE 2/6/2020

****WALK IN****

ENTITY NAME IMMUNE THERAPEUTICS, INC.

DOCUMENT NUMBER ____________

****PLEASE FILE THE ATTACHED AND RETURN****

XXXX Plain Copy
____ Certified Copy
____ Certificate of Status

****PLEASE OBTAIN THE FOLLOWING FOR THE ABOVE ENTITY****

____ Certified Copy of Arts & Amendments
____ Certificate of Good Standing

****APOSTILLE' / NOTARIAL CERTIFICATION****

COUNTRY OF DESTINATION ____________
NUMBER OF CERTIFICATES REQUESTED ____________

TOTAL OWED 70.00

ACCOUNT #: I20160000072

Please call Tina at the above number for any issues or concerns. **Thank you** so much!

Articles of Amendment
to
Articles of Incorporation
of

Immune Therapeutics, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P93000082736

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

A. **If amending name, enter the new name of the corporation:**

________________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. **Enter new principal office address, if applicable:**
(Principal office address MUST BE A STREET ADDRESS)

FILED
20 FEB -6 PM 1:05

C. **Enter new mailing address, if applicable:**
(Mailing address MAY BE A POST OFFICE BOX)

D. **If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:**

Name of New Registered Agent Corporate Creation Network, Inc

801 US Highway 1
(Florida street address)

New Registered Office Address: North Palm Beach, Florida 33408
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

[signature] Carlos M Alvarez, Special Secretary
Signature of New Registered Agent, if changing

Check if applicable

_ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P – President; V – Vice President; T – Treasurer; S – Secretary; D – Director; TR – Trustee; C – Chairman or Clerk; CEO – Chief Executive Officer; CFO – Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) _ Change	___	___	___
_ Add			___
_ Remove			___
2) _ Change	___	___	___
_ Add			___
_ Remove			___
3) _ Change	___	___	___
_ Add			___
_ Remove			___
4) _ Change	___	___	___
_ Add			___
_ Remove			___
5) _ Change	___	___	___
_ Add			___
_ Remove			___
6) _ Change	___	___	___
_ Add			___
_ Remove			___

FILED 20 FEB -5 PM 1:05

E. **If amending or adding additional Articles, enter change(s) here:**

Adding the following Article:

SIXTEENTH: To facilitate the restructuring of Immune Therapeutics Inc a Florida Corporation and potential acquisition or merger it was necessary to roll back the total outstanding shares of the Corporation. An immediate reverse split reducing the issued and outstanding stock by 1,000 to 1 was approved by the Board of Directors of Immune Therapeutics under Florida Business Corporation Act §607.10025 and a majority of the shareholders of the Company such that each existing share of common stock will be converted to 0.0001 shares.

FILED 20 FEB -6 PM 1:05 SECRETARY OF STATE TALLAHASSEE, FLORIDA

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

NA

The date of each amendment(s) adoption: February 5, 2020 , if other than the date this document was signed.

Effective date if applicable: February 5, 2020

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

☒ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ____."

(voting group)

FILED

20 FEB -6 PM 1:05

SECRETARY OF STATE TALLAHASSEE, FLORIDA

Dated February 5, 2020

Signature ____________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Michael K. Handley

(Typed or printed name of person signing)

Chief Executive Officer and Member of the Board

(Title of person signing)

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF

IMMUNE THERAPEUTICS, INC.

WHERAS, on or about January 23, 2020 FINRA requested the File Stamped Articles or Amendment from the state of Florida detailing the name change and reverse;

WHEREAS, the Board of Directors of the Corporation deems it in the best interests of the company and shareholders to complete a 1000:1 reverse stock split as approved by the shareholders via a shareholder proxy on October 25, 2019

WHEREAS, the Board of Directors is aware that the total number of shares issued and will be reduced from 457,477,799 to 458,019 shares of public common stock;

NOW, THEREFORE, BE IT:

RESOLVED, that the Board authorizes Management of the Company to file the amended articles of incorporation with the state of Florida and notify the state of Florida that the 1000:1 reverse split has been approved and enacted;

RESOLVED, Management will notify FINRA that it has filed with the state of Florida all the requisite documents to enact a reverse split of 1000:1;

FILED
20 FEB -6 PM 1:05

[Signatures are on the following page]

Dr. Roscoe M. Moore, Jr.
Dr. Roscoe M. Moore, Jr. (Feb 5, 2020)

Roscoe M. Moore Jr., DVM, Ph.D., D. Sc.

Chairman of the Board

Kevin J. Phelps (Feb 5, 2020)

Kevin Phelps, CPA

Member of the Board

Clifford C. Selsky (Feb 5, 2020)

Clifford Selsky, M.D., Ph.D.

Member of the Board

Michael Sander (Feb 5, 2020)

Michael Sander,

Member of the Board

Michael K. Handley
Michael K. Handley (Feb 5, 2020)

Michael K. Handley,

Chief Executive Officer/ Member of the Board

FILED
20 FEB -6 PM 1:05
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF

IMMUNE THERAPEUTICS, INC.

The undersigned, constituting all of the Directors of Immune Therapeutics. Inc. (the “Corporation”), a Florida C-Corporation, do hereby consent to the adoption of, and hereby approve and adopt, the following resolutions effective as of 02 February 2020.

WHEREAS, the Board of Directors of’ the Corporation deems it in the best interests of the company and shareholders to enter into the Securities Purchase Agreement dated 02 February, 2020 (the “Agreement”), in connection with the issuance of a convertible note of the Corporation in favor of REDSTART HOLDINGS CORP. (the “Investor”), Convertible Promissory Note due twelve (12) months alter issuance (the “Note”) with potential additional tranches during the term of the note of up to S825,000.00 in the aggregate subject to approval of the Company and the Investor. The Note is convertible into shares of common stock, 0.0001 par value per share, of Company (the “Common Stock”) upon the terms and subject to the limitations and conditions set forth in such Note, along with an Irrevocable Letter of Instruction Agreement (the “TA Letter-) with ClearTrust, LLC, the Corporation’s transfer agent, with respect to the reservation of shares of common stock of the Corporation to be issued upon any conversion of the Note: the issuance of such shares of common stock in connection with a conversion of the Note; and the indemnification of ClearTrust. LLC for all loss, liability, or expense in carrying out the authority and direction contained in the TA Letter;

WHEREAS, the Board of Directors is aware that if the Note is paid before one hundred and eighty (180) days alter the funding of the Note then there will be no conversion rights for the Investor and no conversion to common stock, however, it is understood that such arrangement requires significant early repayment penalties. If the Note is paid after 180 days of the execution of the Note then there are significant conversion provisions (discount to trading price, selling of the common stock, etc.). As such, this transaction is intended as bridge financing with the expectation that management will take all actions commercially and legally possible to close a financing transaction within 180 days of the singing of this Note for a permanent equity financing and/or an alternative financial arrangement with a related party, such as Medavate Corp., on terms to be negotiated in order to pay the Note in full before maturity;

WHEREAS, the Board of Directors is aware that the issuance and sale of shares upon conversion, if said conversion does occur, of the Note being sold are likely to result in dilution to the interests of the Company’s stockholders;

WHEREAS, the Issuer may not convert the Note into more than 4.99% of Immune’s outstanding common stock at any point in time, the Issuer has the right to transfer or sell all or part of the Note to other holders, in which case, if those other holders convert their notes, conversions in the aggregate may result in all holders holding more than 5% of Immune’s common stock at any point in time;

WHEREAS, the Board of Directors is aware that an increase in the number of shares of our common stock that will become available for sale in the public market upon any conversion of the Note may adversely affect the market price of our common stock and, as a result, could impair the Corporation’s ability to raise additional capital through the sale of its equity securities or convertible securities;

WHEREAS, the issuance of the Note will not require additional guaranties by the Company, the Board or any individuals on the Board or management team.

NOW, THEREFORE, BE IT:

RESOLVED, that the Management of the Corporation is hereby authorized to enter into the Agreement, the Note and the TA Letter which provides in pertinent part: ( i) reservation of shares of common stock of the Corporation to be issued upon any conversion of the Note; (ii) issuance of such shares of common stock in connection with a conversion of the Note (issuance upon receipt of a notice of conversion of the holder of the Note) without an further action or confirmation by the Corporation; and (iii) indemnification by the Corporation of ClearTrust, LLC for all loss, liability, or expense in carrying out the authority and direction contained in the TA Letter;

RESOLVED, that the Chief Executive Officer of the Corporation be, and hereby is, authorized, empowered and directed, from time to time. to take such additional action and to execute, certify and deliver to the transfer agent of the Corporation, as any appropriate or proper to implement the provisions of the foregoing resolutions;

RESOLVED, that the Board authorizes Management of the Company to initially draw up to $150,000, as management deems necessary, with any further advances to require additional Board approval;

RESOLVED, that funds borrowed under the Note are to be used solely to satisfy short-term working capital obligations including, but not limited to paying individuals, advisors, vendors that are necessary to complete the proposed acquisition of Aletheia Therapeutics Corp. and to file the Company’s 10K SEC filing;

RESOLVED, the board approves the increase in authorized shares of common stock from 500,000,000 to 750,000,000 to ensure there will be enough shares for this contemplated transaction and any future financings;

IN WITNESS WHEREOF, the undersigned, do hereby certify that we are members of the Board of Directors of the Corporation; that the aforementioned resolutions are duly adopted and ratified by the Board of Directors of the Corporation and held in accordance with its by-laws and the laws of the State of Florida; and that the same have not in any way been modified. repealed or rescinded and are in full force and effect.

[Signatures are on the following page]

s/s Dr. Roscoe M Moore Jr.
Dr. Roscoe M Moore Jr. DVM, Ph.D., D. Sc

Chairman of the Board, Director

s/s Kevin Phelps
Kevin Phelps, CPA

Director

s/s Clifford Selsky
Clifford Selsky M.D. Ph.D.

Director

s/s Michael Sander
Michael Sander

Director

s/s Michael K. Handley
Michael K. Handley

Chief Executive Officer, Director